EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO §906 OF THE SARBANES-OXLEY ACT OF 2002
I, Christopher H.M. Chan, Chief Financial Officer of First Busey Corporation (the "issuer"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of First Busey Corporation for the quarter ended June 30, 2026 (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.
Date: August 6, 2026

/s/ CHRISTOPHER H.M. CHAN
Christopher H.M. Chan
Executive Vice President, Chief Financial Officer